EXHIBIT 99.1

Globaltech Corporation Provides Update on Planned Nasdaq Uplisting

Proposed listing aims to broaden investor access and expand future financing options

RENO, Nev., September 17, 2026 — Globaltech Corporation (OTCQB: GLTK) (“Globaltech” or the “Company”), a technology platform company building and commercializing AI, data and software solutions through its revenue-generating operating businesses, today provided an update on its planned Nasdaq Capital Market uplisting, including its listing application, completed reverse stock split and governance preparations.

Globaltech’s application to list its common stock on the Nasdaq Capital Market remains under review by Nasdaq. The Company has not received approval for the listing and does not currently meet Nasdaq’s uplisting requirements.

Management believes a Nasdaq listing could broaden Globaltech’s shareholder base, increase its visibility among institutional and retail investors, and improve trading liquidity over time. Access to a larger investor base could also expand future financing options to support commercialization of the Company’s AI, data and software platforms.

“We are pursuing a Nasdaq uplisting to attempt to expand the investor audience and financing opportunities available to Globaltech as we work to build and commercialize our technology platforms,” said Dan Green, Chief Executive Officer. “Our immediate focus is completing the listing preparations, meeting the uplisting requirements, and working through Nasdaq’s review, while strengthening the governance and reporting framework that we expect will support our next stage of development.”

Management continues to work through Nasdaq’s review and remains hopeful of completing the uplisting in the fourth quarter of 2026. Completion remains subject to Nasdaq approval, satisfaction of all applicable initial listing standards, market conditions, financing requirements and other customary conditions, however, there can be no assurance regarding the timing or completion of the uplisting.

As part of its preparations for the planned uplisting, the Company completed its previously announced 1-for-3 reverse stock split, effective August 27, 2026. The reverse split was intended to support the Company’s efforts to satisfy Nasdaq’s minimum share-price requirements; it does not by itself establish compliance with all listing standards.

The Company’s common stock continues to trade on the OTCQB Market while the Nasdaq application is under review. Following the reverse split, the stock is temporarily trading under the symbol “GLTKD” for 20 trading days through September 24, 2026, and is expected to revert to the symbol “GLTK” on September 25, 2026. The Company intends to retain “GLTK” upon a Nasdaq listing, subject to availability and applicable exchange requirements.

Globaltech is also strengthening its corporate governance, disclosure and internal controls in preparation for a potential Nasdaq listing. The Board has approved the formation of three committees: Audit, Compensation, and Nominating and Corporate Governance. Implementation is underway. These initiatives are intended to strengthen oversight, accountability and financial reporting as the Company prepares for the responsibilities of a Nasdaq-listed company.

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If Nasdaq approves the application, the Company will announce the anticipated trading commencement date and related shareholder information in a Current Report on Form 8-K submitted to the U.S. Securities and Exchange Commission and an accompanying press release.

Shareholders and other interested investors can sign up to receive future press releases, including any Nasdaq listing announcement, by visiting www.globaltechcorporation.com/investor and selecting “Join Our Mailing List.”

About Globaltech Corporation

Globaltech Corporation (OTCQB: GLTKD; expected to revert to GLTK following the temporary post-reverse-split trading period) is a technology platform company building and commercializing AI, data and software solutions through its revenue-generating operating businesses. Its telecommunications and retail operations provide infrastructure, customer relationships and real-world environments to develop, test and scale technology platforms spanning financial technology, enterprise software, e-commerce and sports technology. Through its Center of Excellence, Globaltech evaluates, develops and commercializes technology opportunities across the platform. For more information, please visit www.globaltechcorporation.com.

Company Contact

Dan Green

Chief Executive Officer, Globaltech Corporation

investors@globaltechcorporation.com

Toll Free: (888) 760-7067

USA: (775) 624-4817

Forward-Looking Statements

Forward-looking statements in this release include the proposed Nasdaq listing, its timing and anticipated benefits, the expected trading symbol, governance preparations and future shareholder communications. These outcomes remain subject to uncertainty, including the Company’s ability to satisfy Nasdaq’s listing requirements and obtain approval.

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Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation: (a) our ability to uplist our common stock to Nasdaq, including the fact that we do not currently meet Nasdaq’s initial listing requirements, may not meet such requirements in the future, may not obtain approval of our application to list our common stock on Nasdaq on a timely basis, if at all, even if we meet all of the required quantitative listing requirements; (b) our strategic plans and treasury management initiatives; (c) risks relating to previously disclosed debt defaults and our ability to extend or refinance such debt, our need for additional capital, the terms of such capital and the potential dilution to stockholders caused thereby, including through the issuance of additional shares of common stock or upon conversion of outstanding convertible notes; (d) changes in consumer preferences, purchasing behavior, competitive conditions, and industry trends; (e) macroeconomic, geopolitical, and financial market conditions, including inflation, interest rates, tariffs, and consumer spending levels; (f) disruptions to sourcing, manufacturing, supply chain, logistics, labor availability, and the cost or availability of raw materials and finished goods; (g) the Company's ability to successfully manage inventory, respond to changing fashion trends, maintain the strength of its brands, and execute its retail and growth strategies; (h) foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan and the United Kingdom; (i) the international economic environment, geopolitical developments and unexpected global events, including economic downturns in Pakistan, the United Kingdom and globally, changes in inflation and interest rates, tariffs, increased borrowing costs and potential declines in the availability of funding; (j) the greater political, legal and economic risks associated with operating in emerging markets as compared to more developed markets; (k) the unpredictability of our revenue performance, including because a significant majority of our customers have not entered into long-term fixed contracts with us; (l) our ability to compete in highly competitive markets, which we expect to become increasingly competitive, and our ability to expand our customer base and retain existing customers; (m) our ability to keep pace with technological changes and evolving industry standards; (n) cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, leaks or unauthorized processing of confidential information, and the potential loss of customer confidence resulting therefrom; (o) the highly capital-intensive nature of the telecommunications industry and the substantial and ongoing capital expenditures required to operate and grow our business; (p) the terms of our interconnect agreements and our access to third-party-owned infrastructure and networks over which we have no direct control; (q) increases in license fees and our ability to obtain, maintain, renew or replace licenses, which may be suspended or revoked; (r) risks related to our ability to continue conducting our activities in a manner that does not cause us to be deemed an investment company under the Investment Company Act of 1940, as amended; (s) the loss of important intellectual property rights or third-party claims alleging infringement of intellectual property rights; (t) our substantial indebtedness and debt service obligations, which could materially decrease cash flow and adversely affect our business and financial condition; (u) our ability to maintain ownership and control of Worldcall Telecom Limited and 123 Investments Limited, as well as our status as a controlled company; (v) conflicts of interest; (w) our ability to comply with the extensive variety of laws and regulations applicable to our business and the uncertain judicial and regulatory environments in which we operate; (x) the fact that our operating subsidiaries, assets and certain of our officers and directors are located in Pakistan and the United Kingdom, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; (y) the outcome of legal disputes, claims, investigations and litigation involving regulators, competitors and third parties; (z) risks relating to future divestitures, asset sales, joint ventures and acquisitions; (aa) the absence of an active trading market for our common stock and the risk that such a market may not develop or be sustained; (bb) future operating results; and (cc) other plans, objectives, expectations and intentions contained in this release that are not historical facts.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Globaltech’s publicly filed reports, including, but not limited to, Globaltech’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, future Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. Globaltech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to Globaltech or any person acting on behalf of Globaltech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Globaltech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Globaltech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Globaltech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Globaltech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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